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                            SIERRA PRIME INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

Sierra Prime Income Fund (the "Fund") is a non-diversified, closed-end management investment company whose investment objective is to provide Common Shareholders with a high level of current income, consistent with preservation of capital. This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated February 14, 1996 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling 800-222-5852. This Statement of Additional Information incorporates by reference the entire Prospectus.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Investment Objective and Policies and Special Risk Factors ...........     B-2
Investment Restrictions ..............................................     B-9
Trustees and Officers ................................................     B-11
Portfolio  Transactions ..............................................     B-14
Management of the Fund ...............................................     B-15
Net Asset Value ......................................................     B-17
Determination of Performance..........................................     B-18
Taxation .............................................................     B-20
Repurchase (Tender Offer) of Shares ..................................     B-22
Financial Statements and Independent Auditor's Report.................     FS-1

The Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed or inspected at the SEC's office at no charge.

       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED FEBRUARY 14, 1996.

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                        INVESTMENT OBJECTIVE AND POLICIES
                            AND SPECIAL RISK FACTORS

The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective through investment primarily in a professionally managed portfolio of interests in floating or variable rate Senior Loans to Borrowers. Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize the fluctuations in the Fund's net asset value as a result of changes in interest rates. While the Fund seeks relative share price (NAV) stability, its net asset value may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests. The Fund seeks to achieve over time a high effective yield. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective.

CERTAIN CHARACTERISTICS OF SENIOR LOAN INTERESTS

Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions ("Lenders") represented in each case by one or more such Lenders acting as agent ("Agent") of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently the commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the loan agreement or agreements ("Loan Agreement") that establish the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such agent has primary responsibility for documentation and administration of the Senior Loan. Agents are typically paid a fee or fees by the Borrower for their services.

The Fund will invest in participations ("Participations") in Senior Loans, will purchase assignments ("Assignments") of portions of Senior Loans from third parties and may act as one of the group of Lenders originating a Senior Loan (an "Original Lender").

It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. The Fund currently does not intend to acquire interests in Senior Loans the proceeds of which would be used primarily to finance construction or real estate development projects. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. The capital structure of Borrowers may include Senior Loans, senior and junior subordinated debt (which may include "junk bonds"), preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets. Senior Loans generally are secured by specific collateral, which may include guarantees. In connection with the acquisition of collateralized Senior Loans, the Fund may invest up to 5% of its total assets in Senior Loans which are not secured by any collateral. Such unsecured Senior Loans would constitute an interim financing intended to be refinanced through, in whole or in part, a collateralized Senior Loan. In the event that the Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Fund will not enjoy the benefits associated with collateralization with respect to such Senior Loans and such Senior Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans.

As discussed below, the Fund may also acquire warrants and equity securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. Warrants and equity securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Fund's total assets that normally will be invested in Senior Loans. The Fund will acquire such interests in unsecured Senior Loans, warrants and equity securities only as an incident to the intended purchase of interests in collateralized Senior Loans. Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. In order to borrow money pursuant to collateralized Senior Loans, a Borrower will frequently, for the term of the Senior Loan, pledge as collateral assets, including but not limited to, trademarks, accounts receivable, inventory, buildings, real estate, franchises, and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. In certain instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Such collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

Restrictive covenants may include mandatory prepayment provisions arising from excess cash flows and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of such covenants, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Advisor will consider the terms of such restrictive covenants in deciding whether to invest in Senior Loans for the Fund's portfolio. When the Fund holds a Participation in a Senior Loan it may not have the right to vote to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and such Lenders may not consider the interests of the Fund in connection with their votes.

Senior Loans in which the Fund will invest generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. As a result Lenders will pay more than the Prime Rate to the Fund on their Senior Loans. These base lending rates are generally the Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Prime Rate quoted by a major U.S. bank is the interest rate at which such bank is willing to lend U.S. dollars to its most creditworthy borrowers. LIBOR, as provided for in Loan Agreements, is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institutional depositors in the London interbank market on U.S. dollar-denominated deposits for a specified period of time. The CD rate, as generally provided for in Loan Agreements, is the average rate paid on large certificates of deposit traded in the secondary market.

At least 80% of the Fund's total assets normally will be invested in Senior Loans. In normal market conditions, at least 65% of the Fund's assets will be invested in Senior Loans which, at the time of the Fund's initial investment in such Senior Loans, provide the Fund with a rate of return which approximates the Prime Rate existing on the date of such initial investment. The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. It is currently anticipated that the Fund's assets invested in Senior Loans will consist of Senior Loans with stated maturities of between three and seven years, inclusive, and with rates of interest which are periodically reset with reset periods typically ranging from 30 days to one year. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. The Senior Loans in the Fund's portfolio will at all times have a dollar-weighted average time until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The amount of time required to pass before the Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the Fund's portfolio. The Fund may utilize certain investment practices to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Fund will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Fund will not invest in Senior Loans which permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the Fund's portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Fund's portfolio may occur. Accordingly, the actual remaining maturity of the Fund's portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund's portfolio. As a result of expected prepayments from time to time of Senior Loans in the Fund's portfolio, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's net asset value will vary, the Fund's management expects the Fund's policy of acquiring interests in floating or variable rate Senior Loans to minimize fluctuations in net asset value as a result of changes in interest rates. Accordingly, the Fund's management expects the value of the Fund's portfolio to fluctuate significantly less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's net asset value. In addition to changes in interest rates, changes in the credit quality of Borrowers will also affect the Fund's net asset value. Further, a serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund's net asset value.

Senior Loans generally are not rated by nationally recognized statistical rating organizations. Because of the collateralized and/or guaranteed nature of most Senior Loans, the Fund and the Advisor believe that ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Senior Loans. Therefore, although the Advisor may consider such ratings in determining whether to invest in a particular Senior Loan, the Advisor is not required to consider such ratings and such ratings will not be the determinative factor in the Advisor's analysis. The Fund may invest in Senior Loans, the Borrowers with respect to which have outstanding debt securities which are rated below investment grade by a nationally recognized statistical rating organization or are unrated but of comparable quality to such securities. Such Borrowers are more likely to experience difficulty in meeting payment obligations under such debt and other subordinated obligations. These difficulties could detract from the Borrower's perceived creditworthiness or its ability to obtain financing to cover short-term cash flow needs and may force the Borrower into bankruptcy or other forms of credit restrictions. The Fund will invest only in those Senior Loans with respect to which the Borrower, in the opinion of the Advisor, demonstrates certain of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral; coverage that equals or exceeds the outstanding principal amount of the Senior Loan. In addition, the Advisor will consider, and may rely in part, on the analyses performed by the Agent and other Lenders, including such persons' determinations with respect to collateral securing a Senior Loan.

The Fund may invest up to 100% of its assets in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Although, as discussed below, the Fund has taken measures which it believes significantly reduce its exposure to any risks incident to such policy, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible than are persons engaged in some other industry to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Participations by the Fund in a Lender's portion of a Senior Loan typically result in the Fund having a contractual relationship only with such Lender, not with the Borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of such Lender, and may not benefit from any set-off between such Lender and the Borrower. The Fund has taken the following measures in an effort to minimize such risks. The Fund will only acquire Participations if the Lender selling the Participation, and any other persons interpositioned between the Fund and the Lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service ("Moody's")) or determined by the Advisor to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is considered by S&P to be either overwhelming or very strong and issues of commercial paper rated Prime-1 by Moody's are considered by Moody's to have a superior ability for repayment of senior short-term debt obligations. The Fund ordinarily will purchase a Participation only if, at the time of such purchase, the Fund believes that the party from whom it is purchasing such Participation is retaining an interest in the underlying Senior Loan. In the event that the Fund does not so believe, it will only purchase such a Participation if, in addition to the requirements set forth above, the party from whom the Fund is purchasing such Participation (i) is a bank, a member of a national securities exchange or other entity designated in the Investment Company Act of 1940, as amended, as qualified to serve as a custodian for a registered investment company and (ii) has been approved as a custodian by the Board of Trustees of the Fund (a "Designated Custodian").

The Fund may also purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

When the Fund is an Original Lender originating a Senior Loan it may share in a fee paid to the Original Lenders. The Fund will never act as the Agent or principal negotiator or administrator of a Senior Loan. When the Fund is a Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may have rights with respect to any funds acquired by other Lenders through set-off. Lenders also have full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected.

The Fund will purchase an Assignment or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or determined by the Advisor to be of comparable quality. In addition, the Fund will purchase a Participation only where the Lender selling such Participation, and any other person interpositioned between such Lender and the Fund at the time of investment have outstanding debt obligations rated investment grade or determined by the Advisor to be of comparable quality. Further, the Fund will not purchase interests in Senior Loans unless such Agent, Lender or interpositioned person has entered into an agreement which provides for the prompt disbursement of assets to the Fund.

Loan Agreements typically provide for the termination of the Agent's agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy. Should such an Agent, Lender or assignor with respect to an Assignment interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's estate. If, however, any such amount were included in such person's estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal and/or interest. In such event, the Fund could experience a decrease in net asset value.

The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Fund will receive these fees directly from the Borrower if the Fund is an Original Lender, or, in the case of commitment fees and prepayment penalties, if the Fund acquires an interest in a Senior Loan by way of Assignment. Whether or not the Fund receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Fund and the Lender selling such interests. When the Fund is an assignee, it may be required to pay a fee, or forgo a portion of interest and any fees payable to it, to the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the assignee based on the portion of the principal amount of the Senior Loan which is being assigned. A Lender selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Fund a portion of any fees that the Fund would otherwise be entitled to.

Pursuant to the relevant Loan Agreement, a Borrower may be required in certain circumstances, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. Because the interest rates on Senior Loans are periodically redetermined at relatively short intervals, the Fund and the Advisor believe that the prepayment of, and subsequent reinvestment by the Fund in, Senior Loans will not have a materially adverse impact on the yield on the Fund's portfolio and may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

A Lender may have certain obligations pursuant to a Loan Agreement, which may include the obligation to make additional loans in certain circumstances. The Fund currently intends to reserve against such contingent obligations by segregating sufficient investments in high quality short-term, liquid investments. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if such additional loan commitments would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements set forth under the heading "Investment Restrictions."

During normal market conditions, the Fund may invest up to 20% of its total assets in (i) high quality, short-term debt securities with remaining maturities of one year or less (including assets maintained by the Fund as a reserve against any additional loan commitments) and (ii) warrants, equity securities, convertible debt securities and, in certain limited circumstances discussed above, junior debt securities acquired in connection with the Fund's investments in Senior Loans. If the Advisor determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and such high quality, short-term debt securities. The Fund will acquire such warrants and equity securities only as an incident to the purchase or intended purchase of interests in collateralized Senior Loans. Warrants and equity securities will not qualify as assets required to be maintained as a reserve against additional loan commitments. Although the Fund generally will acquire interests in warrants and equity securities only when the Advisor believes that the relative value being given by the Fund in exchange for such interests is substantially outweighed by the potential value of such instruments, investment in warrants and equity securities entail certain risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower's assets as compared with debt securities and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may have an adverse impact on the ability of the Fund to minimize fluctuations in its net asset value.

SPECIAL RISK CONSIDERATIONS

On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loan and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Fund normally will rely primarily on the Agent (where the Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Fund usually will rely on the Agent (where the Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Fund of any adverse change in the Borrower's financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. The Advisor will also monitor these aspects of the Fund's investments and, where the Fund is an Original Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund. Although, with respect to collateralized Senior Loans, the Fund generally will invest only in Senior Loans that the Advisor believes are secured by specific collateral which may include guarantees, the value of which exceeds the principal amount of the Senior Loan at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of the Borrower. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. In the event that the Fund does not believe that a perfected security interest has been obtained with respect to a collateralized Senior Loan, the Fund will only obtain an interest in such Senior Loan if the Agent is a Designated Custodian. Some Senior Loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Fund, including, under certain circumstances, invalidating such Senior Loans. Lenders commonly have certain obligations pursuant to the Loan Agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

Senior Loans in which the Fund will invest generally will not be rated by a nationally recognized statistical rating organization, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered and/or exchange listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Advisor and Van Kampen American Capital Management Inc. (the "Sub-Advisor" or "Van Kampen") than would be the case for an investment company that invests primarily in rated, registered and/or exchange listed securities.

Senior Loans are, at present, not readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no regular market has developed for such interests. Any secondary market purchases and sales of Senior Loans generally are conducted in private transactions between buyers and sellers. Senior Loans are thus relatively illiquid, which illiquidity may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Liquidity relates to the ability of the Fund to sell an investment in a timely manner. The market for relatively illiquid securities tends to be more volatile than the market for more liquid securities. The Fund has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The substantial portion of the Fund's assets invested in relatively illiquid Senior Loan interests may restrict the ability of the Fund to dispose of its investments in Senior Loans in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of Common Shares. However, many of the Senior Loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in the Advisor's opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as when the Fund tenders for its Common Shares, and may result in the Fund borrowing to meet short-term cash requirements.

To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for certain Borrowers. Further, to the extent that legislation or federal or state regulators that regulate certain financial institutions require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell such Senior Loan interests in a manner that results in a price which, in the opinion of the Advisor, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to such Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected.

The Fund may use various investment practices that involve special considerations including engaging in interest rate and other hedging transactions, lending its portfolio securities, entering into when-issued and delayed delivery transactions and entering into repurchase and reverse repurchase agreements. For further discussion of these practices and associated special considerations, see "Investment Practices and Special Risks" in the Prospectus.

                             INVESTMENT RESTRICTIONS

The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority (defined as the lesser of (i) 67 percent or more of the voting securities present at a meeting of shareholders, if the holders of more than 50 percent of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50 percent of the outstanding voting securities) of the Fund's outstanding Common Shares. All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. In accordance with the foregoing, the Fund may not:

     1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer. For purposes of this restriction, the term "issuer" includes both the Borrower under a Loan Agreement and the Lender selling a Participation to the Fund together with any other persons interpositioned between such Lender and the Fund with respect to a Participation.

     2. Purchase any security if, as a result of such purchase, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for purposes of this restriction); provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

     3. Issue senior securities (including borrowing money or entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes, or pledge its assets other than to secure such issuance or in connection with hedging transactions, when-issued and delayed delivery transactions and similar investment strategies.

     4. Make loans of money or property to any person, except for obtaining interests in Senior Loans in accordance with its investment objective, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements.

     5. Buy any security "on margin." Neither the deposit of initial or variation margin in connection with hedging transactions nor short-term credits as may be necessary for the clearance of such transactions is considered the purchase of a security on margin.

     6. Sell any security "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except to the extent that the hedging transactions in which the Fund may engage would be deemed to be any of the foregoing transactions.

     7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of or granting of interests in Senior Loans or other securities acquired by the Fund.

     8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under Loan Agreements would be deemed to constitute such control or participation.

     9. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition or pursuant to an order granted by the Commission and in accordance with applicable law, to the extent that deferred compensation of the Fund's trustees under the Fund's deferred compensation plan for its trustees is valued in deferred fee accounts by reference to a hypothetical investment in such other investment companies. The Fund will rely on representations of Borrowers in Loan Agreements in determining whether such Borrowers are investment companies.

     10. Buy or sell oil, gas or other mineral leases, rights or royalty contracts except pursuant to the exercise by the Fund of its rights under Loan Agreements. In addition, the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

     11. Purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under Loan Agreements, except to the extent the interests in Senior Loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.

For purposes of investment restriction number 2, the Fund will consider all relevant factors in determining whether to treat the Lender selling a Participation and any persons interpositioned between such Lender and the Fund as an issuer, including: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund's custodian); the credit quality of such Lender or interpositioned person; general economic conditions applicable to such Lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such Lender or interpositioned person incurred by the Fund.

The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will not be in excess of 100%. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. Due to the requirement for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months, the Fund may not be able to sell portfolio holdings held for less than three months that the Fund may wish to sell in the ordinary course of management, which may affect adversely the Fund's yield.

                              TRUSTEES AND OFFICERS

The names of the Trustees and executive officers of the Fund, together with information as to their principal business occupations, are set forth below. The executive officers of the Fund are employees of organizations that provide services to the Fund. Each Trustee who is an "interested person" of the Company, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), is indicated by an asterisk.

TRUSTEES:

*F. BRIAN CERINI
President
Sierra Asset Management Corporation
9301 Corbin Avenue
Northridge, CA 91324

          Mr. Cerini serves as President and CEO of Sierra Asset Management Corp. (formerly Great Western Investment Management Corporation). Formed Great Western Financial Securities ("GW Securities") in 1985 and served as its President and Chairman until January 1996. Prior to joining GW Securities, he served as First Vice President, Financial Services for Bateman Eichler, Hill Richards, Inc., a regional brokerage firm where he directed the firm's off exchange product responsibilities and marketing. Previously, he worked for Pacific Southwest Airlines for seven years as Assistant to the President. He holds a BA degree in Economics from the University of Southern California and an MBA from the USC Graduate School of Business.

ARTHUR H. BERNSTEIN, ESQ.
President
Bancorp Capital Group, Inc.
11661 San Vicente Blvd., #405
Los Angeles, CA 90049

          President of Bancorp Capital Group, Inc. and President of Bancorp Venture Capital, Inc. since 1988. He has been a Trustee of Sierra Trust Funds since 1989. Previously served on the Board of Directors of Great Western Leasing Corporation, a subsidiary of Great Western Financial Corporation, until the subsidiary was sold in 1987. Director of Ryder System, Inc.; Chairman of the Board of Trustees of the California Family Studies Center and Phillips Graduate Institute since 1984. He was educated at Cornell University and a graduate of the Cornell Law School.

DAVID E. ANDERSON
Retired, Former President & CEO
GTE California, Inc.
17960 Seabreeze Drive
Pacific Palisades, CA 90272

          Retired in 1988 from GTE California, Inc. after 40 years of service. Held the position of President and CEO from 1979 to 1988. Director of Barclay's Bank of California until 1988. Currently involved in the following charitable organizations as a director on the following boards: Board Chairman, Children's Bureau Foundation; Board member, Upward Bound House of Santa Monica; Past Campaign Chairman of United Way; Past Chairman, Los Angeles Area Chamber of Commerce. Holds BSEE degree from Iowa State.

EDMOND R. DAVIS, ESQ.
Partner
Brobeck, Phleger & Harrison
550 South Hope Street, 21st Floor
Los Angeles, CA 90071-2604

         Joined the firm as a Partner in 1987 and is responsible for estate planning, and trusts and estate matters in the Los Angeles office. Prior to joining the firm, had a similar position for 20 years with the law firm of Overton, Lyman & Prince in Los Angeles. His expertise has been recognized in Who's Who in California, The Best Lawyers of America, and Who's Who in American Law. Member of the Board of Directors of the following non-profit, charitable organizations:
         Fifield Manors, Children's Bureau of Los Angeles, Children's Bureau Foundation, and Braille Institute of America, Inc. Educated at Pepperdine University and is an Order of the Coif graduate of Hastings College of the Law.

JOHN W. ENGLISH
Retired, former Vice President & Chief Investment Officer
Ford Foundation
50 H New England Ave.
P.O. Box 640
Summit, NJ 07902-0640

          Retired Vice President and Chief Investment Officer, the Ford Foundation (a non-profit charitable organization). Chairman of the Board and Director, The China Fund, Inc. (a closed-end mutual fund). Director, Paribas Trust for Institutions (an open-end mutual fund). Trustee, Retail Property Trust (a company providing management services for a shopping center).

OFFICERS:

F. BRIAN CERINI, CHAIRMAN AND PRESIDENT

          Mr. Cerini acts as a Trustee of the Fund as well as President. Information regarding Mr. Cerini's background is listed above under "Trustees and Officers."

KEITH PIPES, EXECUTIVE VICE PRESIDENT, TREASURER AND SECRETARY

          Mr. Pipes is a Senior Vice President, Chief Financial Officer and Secretary of Sierra Asset Management Corporation, and is responsible for its general accounting, financial planning, compliance administration and systems development. He joined Great Western Bank in 1983 as Manager of Strategic Planning for the Bank and later served as product manager for the Bank's savings products before joining GW Securities in 1986. Prior to joining the firm, Mr. Pipes served as Senior Planning Analyst in the Mergers and Acquisitions Department of Mattel Corporation. He holds an undergraduate degree in Economics as well as an MBA in Finance from UCLA.

MICHAEL D. GOTH, SENIOR VICE PRESIDENT

          Since January 1991, Mr. Goth has served as Chief Operating Officer and Portfolio Manager of Sierra Investment Advisors Corporation ("Sierra Advisors"). Prior to joining Great Western, Mr. Goth worked for 2-1/2 years as a senior manager of Transfer Agent operations at The Shareholder Services Group, Inc. ("TSSG") and The Boston Company. In addition, Mr. Goth has 10 years experience as executive vice president of the GIT mutual fund group, responsible for most aspects of that fund group, including investments. Other experience includes 4 years as a corporate banking officer at Citibank and 1-1/2 years in investment banking with Drexel Firestone. He holds B.S. and M.S. degrees from Rensselaer Polytechnic Institute and an MBA in Finance from Harvard Business School.

STEPHEN C. SCOTT, SENIOR VICE PRESIDENT

          Joined GW Securities in August 1988 to form GW Advisors, now known as Sierra Advisors, and currently serves as the President and Chief Investment Officer of Sierra Advisors. Prior to joining GW Securities, served as President and Chairman of SDS Investment Advisors, a firm he founded in which he developed asset allocation technology. Previously, President and Chairman of Smathers and Co., an investment advisory firm. For nine years, served as the Senior Pension Investment Consultant for the Group Pension Investment Division of Equitable Life Insurance, responsible for their major corporate clients. Has served as a member on Board of Directors of several corporations and private organizations. For 17 years, has served as a Trustee on the Long Beach State University Foundation and currently chairs the Investment Committee. He holds a B.A. degree in Economics and Finance from Long Beach State University, and continued with an MBA in Finance.

RICHARD W. GRANT, ASSISTANT SECRETARY

          Has been a Partner in the firm of Morgan, Lewis & Bockius LLP since 1989. Prior to that he was a Partner in the firm of Ballard, Spahr, Andrews & Ingersoll beginning in 1983. He received his A.B. in 1968 from Brown University and his J.D. in 1971 from the Boston University School of Law.

CRAIG M. MILLER, ASSISTANT TREASURER

          Joined Great Western Investment Management Corporation in July 1993. Currently acts as Vice President and Controller of Sierra Asset Management Corporation. Prior thereto, acted as Audit Manager for Coopers & Lybrand. He holds a Master's degree in Taxation from Bentley College, where he also received his B.S. in Accountancy.

The compensation of the officers and trustees who are interested persons (as defined in the 1940 Act) of the Advisor is paid by the Advisor or by its parent, Great Western Financial Corporation. The Fund pays the compensation of all other officers and trustees of the Fund. During the next year, the Fund expects to pay the trustees who are not interested persons an annual fee of $5,000, a fee of $1,000 per meeting of the Board of Trustees and a fee of $750 per committee meeting of the Fund, plus expenses.

                             PORTFOLIO TRANSACTIONS

With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Sub-Advisor will negotiate on behalf of the Fund. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the Lender selling Participations or Assignments to the Fund. The Sub-Advisor will determine the Lenders from whom the Fund will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Although the Fund intends generally to hold interests in Senior Loans until maturity or prepayment of the Senior Loan, the illiquidity of Senior Loans may restrict the ability of the Sub-Advisor to locate in a timely manner persons willing to purchase the Fund's interests in Senior Loans at a fair price should the Fund desire to sell such interests. See "Investment Objective and Policies."

With respect to investments other than in Senior Loans, the Sub-Advisor will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund or Sub-Advisor, including quotations necessary to determine the value of the Fund's net assets. Any research benefits so obtained are available for all clients of the Sub-Advisor. Because statistical and other research information only supplements the research efforts of the Sub-Advisor and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce materially its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Sub-Advisor may take into consideration the fact that certain firms have sold the Common Shares of the Fund and that certain firms provide market, statistical or other research information to the Fund, Advisor and Sub-Advisor and may select firms that are affiliated with the Fund, the Advisor, the Sub-Advisor, Sierra Investment Services Corporation ("SISC") or Great Western Financial Corporation.

If it is believed to be in the best interest of the Fund, the Sub-Advisor may place portfolio transactions with brokers who provide the types of services described above, even if the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if the Sub-Advisor did not consider the broker's furnishing of such services. This will be done, however, only if, in the opinion of the Sub-Advisor, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

If purchases or sales of financial instruments for the Fund and for one or more other investment companies or clients advised by the Sub-Advisor are considered at or about the same time, transactions in such financial instruments will be allocated among the several investment companies and clients, in a manner deemed equitable by the Sub-Advisor, to each such investment company or client, taking into account their respective sizes and the aggregate amount of financial instruments to be purchased or sold. Although in some cases this procedure could have a detrimental effect on the price paid by the Fund for the financial instrument or the volume of the financial instrument purchased by the Fund, the ability to participate in volume transactions and to negotiate lower commissions, fees and expenses possibly could benefit the Fund.

Although the Sub-Advisor will be responsible for the management of the Fund's portfolio, the policies and practices in this regard must be consistent with the foregoing and will be subject at all times to review by the Advisor and Trustees of the Fund. The Fund anticipates that the annual portfolio turnover rate will not exceed 100%.

The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act, which requires that the commissions paid to affiliates of the Fund, or to affiliates of such persons, be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar financial instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Advisor and Sub-Advisor to furnish reports to the Trustees and to maintain records in connection with such reviews. After review of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commissions given to brokers that are affiliated with the Fund.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

The Board of Trustees is responsible for the management of the business and affairs of the Trust as provided in the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust and By-Laws. The Trustees are experienced business persons who meet several times during the year to oversee the Trust's activities, review contractual arrangements with companies that provide services to the Trust, and review performance. The majority of the Trustees are not otherwise affiliated with Sierra Advisors or the Sub-Advisor.

INVESTMENT MANAGEMENT

INVESTMENT ADVISOR. Sierra Advisors, 9301 Corbin Avenue, Northridge, California 91324, is the Investment Advisor to the Trust. Sierra Advisors is an indirect wholly-owned subsidiary of Great Western Financial Corporation ("Great Western"), a publicly owned financial services company listed on the New York, London and Pacific stock exchanges, and has general oversight responsibility for the investment advisory services provided to the Funds. Responsibilities of Sierra Advisors include formulating the Fund's investment policies, analyzing economic trends affecting the Fund, and directing and evaluating the investment services provided by the Sub-Advisor, including their adherence to the Fund's investment objectives and policies and the Fund's investment performance. In particular, the Advisor with the oversight of the Board of Trustees may accept or reject portfolio selections and pricing determinations of Van Kampen. In connection with these activities, Sierra Advisors may initiate action to change the Sub-Advisor if it deems such action to be in the best interest of the shareholders. Sierra Advisors is registered as an investment advisor under the Investment Advisers Act of 1940. Sierra Advisors performs similar services for Sierra Trust Funds which had approximately $2.8 billion in assets as of December 31, 1995.

INVESTMENT ADVISORY AGREEMENT. The business and affairs of the Fund will be managed under the direction of the Fund's Board of Trustees. Subject to their authority, the Advisor and the Fund's officers will supervise and implement the Fund's investment activities and will be responsible for overall management of the Fund's business affairs. The investment advisory agreement (the "Advisory Agreement") between the Advisor and the Fund provides that the Advisor will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold, or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Advisor also furnishes offices, necessary facilities and equipment and permits its officers and employees to serve without compensation as Trustees and officers of the Fund if duly elected to such positions.

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

For the services provided by the Advisor under the Advisory Agreement, the Fund will pay the Advisor an annualized fee (accrued daily and paid monthly) equal to 0.95% of the average daily net assets of the Fund (which, for purposes of determining such fee, shall mean the average daily value of the total assets of the Fund minus the sum of the accrued liabilities of the Fund other than the aggregate amount of any borrowings undertaken by the Fund). The advisory fee is higher than the fees paid by most management investment companies, although it is comparable to the fees paid by several publicly offered, closed-end management investment companies with investment objectives and policies similar to those of the Fund.

SUB-ADVISOR. In accordance with the Fund's investment objective and policies and under the supervision of Sierra Advisors and the Trust's Board of Trustees, the Fund's Sub-Advisor is responsible for the day-to-day investment management of the Fund, makes investment decisions for the Fund and places orders on behalf of the Fund to effect the investment decisions made. Jeffrey W. Maillet, a Senior Vice President of Van Kampen, will be the portfolio manager for the Fund. Mr. Maillet has been responsible for the day-to-day management of the Van Kampen American Capital Prime Rate Income Trust since such Fund's commencement of investment operations, and has been employed by Van Kampen American Capital Investment Advisory Corp., a sister affiliate of Van Kampen since 1989.

FUND EXPENSES

In addition to investment advisory and certain administrative expenses incurred by Sierra Fund Administration Corporation ("Sierra Administration"), the Fund pays all expenses not assumed by Sierra Advisors. Such expenses include or could include investment-related expenses, such as brokers' commissions, transfer taxes and fees related to the purchase, sale, or loan of securities; fees and expenses for Trustees not affiliated with Sierra Advisors or the Sub-Advisors; fees and expenses of its independent auditors and legal counsel; costs of Trustee and shareholder meetings; SEC fees; expenses of preparing and filing registration statements; the cost of the printing and mailing to existing Contract owners of proxy statements, prospectuses and statements of additional information; proxy solicitors' fees; expenses of preparation, printing and mailing to Contract owners of semi-annual shareholder reports; bank transaction charges and certain custodians' fees and expenses; federal, state or local income or other taxes; costs of maintaining the Trust's corporate existence; membership fees for the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made. All these expenses will be passed on to the shareholders through a daily charge made to the assets held in the Funds, which will be reflected in share prices.

DISTRIBUTOR

Sierra Investment Services Corporation ("SISC") is the distributor of the Fund's shares on a best efforts basis. SISC is located at 9301 Corbin Avenue, Northridge, California 91324. SISC, as principal underwriter and distributor will bear all of the Fund's marketing expenses. This includes the cost of reproducing prospectuses, statements of additional information or any other Trust documents (such as semi-annual reports) used as sales materials.

ADMINISTRATION

Subject to the authority of the Board of Trustees, Sierra Administration is responsible for all administrative and recordkeeping functions of the Fund. It provides office facilities and supplies; provides clerical, executive, accounting and administrative services; prepares reports to shareholders and filings with regulatory authorities; prepares materials for the Board of Trustees meetings; computes and pays dividends to shareholders; and provides securities accounting and calculates net assets. Pursuant to the terms of the Administration Agreement, Sierra Administration has delegated certain of these functions to State Street Bank and Trust Company ("State Street"). In addition, Sierra Administration acts as the Fund's transfer and dividend paying agent and has delegated certain of these functions to First Data Investor Services Group, Inc. ("First Data"). Sierra Administration is also an indirect wholly-owned subsidiary of Great Western Financial Corporation.

For its services, Sierra Administration is paid a monthly fee at an effective annual rate of 0.35% of the Fund's average net assets. Sierra Administration pays State Street a fee based on the average daily assets of the Fund and its expenses as well as basic fees and charges for custody services. Sierra Administration also pays First Data a fee for certain transfer agency services. Sierra Administration may voluntarily waive fees payable to it and reimburse expenses from time to time.

                                 NET ASSET VALUE

The net asset value per share of the Fund's Common Shares is determined by calculating the total value of the Fund's assets, deducting its total liabilities, and dividing the result by the number of Common Shares outstanding. The net asset value will be computed on each business day as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern standard time. The Fund reserves the right to calculate the net asset value more frequently if deemed desirable.

The value of the Fund's portfolio will be determined by the Advisor, following guidelines established and periodically reviewed by the Trustees. Interests in Senior Loans will be valued by the Advisor on behalf of the Fund based on the recommendations provided by the Sub-Advisor. Said recommendation of the Sub-Advisor may either be accepted or rejected by the Advisor upon the advice and consent of the Board of Trustees. Senior Loan evaluations will be based on market quotations and transactions in instruments which the Advisor believes may be comparable to Senior Loan interests with respect to the following characteristics: credit quality, interest rate, interest rate redetermination period and maturity. Such instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loan interests in the Fund's portfolio. In determining the relationship between such instruments and the Senior Loan interests in the Fund's portfolio, the Advisor will consider on an ongoing basis, among other factors, (i) the creditworthiness of the Borrower and
(ii) the current interest rate, the period until next interest rate redetermination and maturity of such Senior Loan interests. It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Because of the short-term nature of such instruments, however, the Fund's net asset value is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of fixed-income or longer term securities. The Advisor believes that Lenders selling Senior Loan interests or otherwise involved in a Senior Loan transaction may tend, in valuing Senior Loan interests for their own account, to be less sensitive to interest rate and credit quality changes and, accordingly, the Advisor does not intend to rely solely on such valuations in valuing the Senior Loan interests for the Fund's account. In addition, because a secondary trading market in Senior Loans has not yet fully developed, in valuing Senior Loans, the Advisor may not rely solely on but may consider, to the extent the Advisor believes such information to be reliable, prices or quotations provided by banks, dealers or pricing services with respect to secondary market transactions in Senior Loans. To the extent that an active secondary market in Senior Loan interests develops to a reliable degree, the Advisor may rely to an increasing extent on such market prices and quotations in valuing the Senior Loan interests in the Fund's portfolio. In light of the senior nature of Senior Loan interests included in the Fund's portfolio and taking into account the Fund's access to non-public information with respect to Borrowers relating to such Senior Loan interests, the Advisor does not currently believe that consideration on a systematic basis of ratings provided by any nationally recognized statistical rating organization or price fluctuations with respect to long- or short-term debt of such Borrowers subordinate to the Senior Loans of such Borrowers is necessary for the determination of the value of such Senior Loan interests. Accordingly, the Advisor generally does not systematically consider (but may consider in certain instances) and, in any event, does not rely upon such ratings or price fluctuations in determining the value of Senior Loan interests in the Fund's portfolio.

Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.

Short-term obligations which mature in 60 days or less are valued at amortized cost, if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees.

                          DETERMINATION OF PERFORMANCE

From time to time, the Fund may quote the performance of its Class A Common Shares in terms of yield, actual distributions, total return or capital appreciation in reports or other communications to shareholders or in advertising material.

The Fund may quote a 30-day yield figure (the "SEC Yield") which is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

                  YIELD = 2[(a-b + 1)/6/ - 1]
                             ---
                             cd

Where:  a = dividends and interest earned during the period.

        b = expenses accrued for the period (net of reimbursement).

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

        d = the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

The Fund may also quote a 30-day yield based on actual distributions during a 30-day period that is computed by dividing the net investment income per share earned by the Fund during the period by the maximum Public Offering Price per share on the last day of the 30-day period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semiannually. The annualized income is then shown as a percentage of the maximum Public Offering Price. In addition, the Bond Funds may advertise a similar 30-day yield computed in the same manner except that the NAV per share is used in place of the Public Offering Price per share.

Capital appreciation for the Class A Common Shares of the Fund shows principal changes for the period indicated, and total return combines principal changes and dividend and interest income reinvested for the periods indicated. Principal changes are based on the difference between the beginning and closing net asset values for the period. Actual distributions include short-term capital gains derived from option writing or other sources. The period selected for performance data will depend upon the purpose of reporting the performance.

The total return of the Class A Common Shares may be calculated on an "average annual total return" basis, and may also be calculated on an "aggregate total return" basis, for various periods. Average annual total return reflects the average annual percentage change in the value of an investment in a Fund over the particular measuring period. Aggregate total return reflects the cumulative percentage change in value over the measuring period. Average annual total return figures provided for the Class A Common Shares will be computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                  P(1+T)/n/ = ERV

Where:  P   = a hypothetical initial payment of $1,000
        T   = average annual total return/aggregate total return
        n   = number of years
        ERV = Ending Redeemable Value of a hypothetical $1,000
              payment made at the beginning of the 1, 5 or 10 years (or other) periods or the life of the Fund

         The formula for calculating aggregate total return can be expressed as follows:

         Aggregate Total Return =     [ (ERV) - 1 ]
                                        ----
                                          P
The calculation of average annual total return and aggregate total return assumes reinvestment of all income dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged to all shareholder accounts. In addition, with respect to the Class A Common Shares, the maximum 4.5% sales charge is deducted from the initial $1,000 Payment (variable "P" in the formula).

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period and reflects deduction of all nonrecurring charges at the end of the measuring period covered by the computation. A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

The performance of the Class A Common Shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Investors should recognize that, because the Fund will have a high component of variable and floating corporate loans, yields will change in response to the perceived creditworthiness of the corporate issuers backing such loans. In addition, the trend in interest rates will also have an impact on the Fund's yield, although it will be noticeably smaller as compared to the creditworthiness of corporate issuers. Accordingly, in periods of declining interest rates the yield of the Fund will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates yields will tend to be somewhat lower. Comparative performance information may be used from time to time in advertising the Class A Common Shares, including data from Lipper Analytical Services, Inc. and other industry publications providing a comparison of short-term money market rates.

                                    TAXATION

The following federal income tax discussion is based on the advice of Morgan, Lewis & Bockius LLP, and reflects applicable tax laws as of the date of this Statement of Additional Information.

FEDERAL TAXATION

The Fund intends to qualify each year and to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; (b) derive less than 30% of its gross income from gains from the sale or other disposition of securities and certain other investments held for less than three months (the "short-short rule"); and (c) diversify its holdings so that at the end of each quarter of the Fund's taxable year (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets or more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

If the Fund so qualifies and distributes each year to its Shareholders at least 90% of its net investment income (including among other things, interest and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), in each year, it will not be required to pay federal income taxes on any income distributed to Shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to Shareholders. As a Massachusetts business trust, the Fund will not be subject to any excise or income taxes in Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes.

In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income was distributed to its Shareholders) and all distributions out of earnings and profits would be taxed to Shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to Shareholders. For example, with respect to certain securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's gross income be derived from the disposition of securities held for less than three months.

Income from investments in foreign securities received by the Fund may be subject to withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders.

DISTRIBUTIONS

Distributions of the Fund's net investment income are taxable to Common Shareholders as ordinary income, whether paid in cash or reinvested in additional Common Shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to Common Shareholders at the rates applicable to long-term capital gains regardless of the length of time Shares of the Fund have been held by such Common Shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Common Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such Common Shares are held as a capital asset). It is not expected that any portion of the distributions from the Fund will be eligible for the dividends received deduction for corporations. The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Common Shareholders receiving distributions in the form of additional Common Shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the Common Shares received, determined as of the distribution date. The basis of such Common Shares will equal the fair market value on the distribution date.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Shareholders of record on a specified date in such a month and paid during January of the following year will be treated as having been distributed by the Fund and received by the Shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

The Fund is required, in certain circumstances, to withhold 31% of taxable dividends and certain other payments, including redemptions, paid to Common Shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

SALE OF SHARES

Except as discussed below, selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Common Shares and the amount received. If such Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such Common Shares have been held for more than one year. It is possible, although the Fund believes it is unlikely, that tendering holders of Common Shares may not qualify for gain or loss treatment as described above, which in turn may result in deemed distributions to non-tendering holders of Common Shares. The federal income tax consequences of repurchase of Common Shares pursuant to tender offers will be disclosed in the related offering documents. Any loss realized upon a taxable disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

GENERAL

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of holding and disposing of Common Shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                       REPURCHASE (TENDER OFFER) OF SHARES

Commencement by the Fund of a tender offer during a period in which it is simultaneously engaged in the continuous offering of its Common Shares may be a violation of rules promulgated by the SEC under the Securities Exchange Act of 1934. The Fund intends to seek an exemption from the SEC that would permit the Fund to make tender offers for its Common Shares while simultaneously engaged in the continuous offering of its Common Shares. The Fund expects the SEC to grant this exemption which is based on prior exemptions received by similar existing "prime rate funds." No assurance can be given that the Fund will be able to maintain such exemption indefinitely. If the Board of Trustees of the Fund authorizes a tender offer when the Fund is unable to rely on its exemption, the Fund intends to suspend the continuous offering of its Common Shares during the term of such tender offer.

Even if a tender offer has been made, it is the policy of the Fund (which may be changed by the Trustees) that it cannot accept tenders if (1) in the sole and exclusive judgment of the Trustees, there is not sufficient liquidity of the assets of the Fund; (2) such transactions, if consummated, would (a) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's taxable income to be taxed at the Fund level, as more fully described in "Taxation") or (b) result in a failure to comply with applicable asset coverage requirements; or (3) there is, in the Board of Trustees' judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on any United States national securities exchange or in the over-the-counter market, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States or New York State, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect on the Fund or the holders of its Common Shares if Common Shares were repurchased. The Trustees may modify these conditions in light of experience.

Under the requirements of the 1940 Act, the Fund cannot accept tenders or effect repurchases of the Common Shares if, after deducting the amount of the purchase or tender price, the Fund's total assets, less all liabilities or indebtedness of the Fund, would fall below 200% of the aggregate liquidation value of the Preferred Shares, if applicable. In addition, the Fund may be precluded from accepting tenders or effecting repurchases at any time dividends on the Preferred Shares, if outstanding, are in arrears. Any tender offer made by the Fund for its Common Shares will be at a price equal to the net asset value of the Common Shares determined at the close of business on the day the offer ends. During the pendency of any tender offer by the Fund, the Fund will calculate daily the net asset value of the Common Shares and will establish procedures which will be specified in the tender offer documents, to enable Common Shareholders to ascertain readily such net asset value. The relative illiquidity of some of the Fund's portfolio securities could adversely impact the Fund's ability to calculate net asset value in connection with determinations of pricing for tender offers, if any. Each offer will be made and Common Shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder.

Tendered Common Shares that have been accepted and repurchased by the Fund will be held in treasury and may be retired by the Board of Trustees. Treasury Common Shares will be recorded and reported as an offset to Shareholders' equity and accordingly will reduce the Fund's total assets. If Treasury Common Shares are retired, Common Shares issued and outstanding and capital in excess of par value will be reduced accordingly.

If the Fund must liquidate portfolio securities in order to repurchase Common Shares tendered, the Fund may realize gains and losses. Such gains may be realized on securities held for less than three months. Because of the limitation of 30% on the portion of the Fund's gross income that may be derived from the sale or disposition of stocks and securities held less than three months (in order to retain the Fund's tax status as a regulated investment company under the Code), such gains would reduce the ability of the Fund to sell other securities held for less than three months that the Fund may wish to sell in the ordinary course of its portfolio management which may adversely affect the Fund's yield.

EXCHANGE PRIVILEGE

The Fund may make available to tendering shareholders the privilege of exchanging Class A Common Shares of the Fund at net asset value for Class A Shares of all portfolios of the Sierra Trust Funds ("Sierra Trust"), an open-end investment company managed by the Advisor. A shareholder would be entitled to exchange all or part of their Class A Common Shares of the Fund for Class A shares of Sierra Trust. If the shares acquired in the exchange are subject to a higher sales load, a sales load may be charged in an amount up to the difference between the sales load previously paid and the initial sales load applicable to the shares of the fund being acquired. See "Repurchase of Shares -- Exchange Privilege" in the Prospectus for information regarding the application of sales charges to certain exchanges. Shareholders of the Sierra Trust Funds may exchange their Class A Shares for the Class A Common Shares of the Fund. If the Class A Common Shares acquired in the exchange are subject to a higher sales load, a sales load may be charged in an amount up to the difference between the sales load previously paid and the initial sales load applicable to the Class A Common Shares of the Fund being acquired. See "Reduced Sales Charge at Purchase -- Exchange Privilege" in the Prospectus.

An exchange of shares is treated for federal income tax purposes as a redemption
(sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. See discussion of "Taxation" in the Statement of Additional Information. Upon 60 days prior written notice to shareholders, the exchange privilege may be modified or terminated and the Fund may impose a charge of up to $5 for exchanges.

Shareholders of the Fund are entitled to exchange their shares for shares of the Funds of Sierra Trust only during the tender offer period. The exchange privilege enables a shareholder to acquire the Class A shares in Sierra Trust with different investment objectives or policies when the shareholder believes that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which shares of the Funds being acquired may legally be sold.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in the same class of shares of the Fund being acquired. The Company reserved the right to reject any exchange request.

ANTI-TAKEOVER PROVISIONS

For purposes of these provisions, a 5%-or-greater holder of Common Shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding Common Shares of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board of Trustees has determined that the voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

              FINANCIAL STATEMENTS AND INDEPENDENT AUDITOR'S REPORT

The following are the Audited Financial Statements for the initial capitalization of the Fund and the report of the Independent Auditors Price Waterhouse LLP dated February 12, 1996.

                            Sierra Prime Income Fund

                       Statement of Assets and Liabilities

                                February 9, 1996






ASSETS
Cash                                                                   $100,000
Deferred organizational expenses                                        185,375
                                                                       --------
                                 Total Assets                           285,375
LIABILITIES
Organizational expenses payable                                         185,375
                                                                       --------
                            Total Liabilities                           185,375
                                                                       --------
NET ASSETS                                                             $100,000
                                                                       ========

Shares issued and outstanding:
    Class A shares                                                       10,000
                                                                       ========
Net asset value per share                                              $  10.00
                                                                       ========
Maximum sales charge                                                       4.50%
                                                                       ========
Maximum offering price per share
    ($10.00 / 0.955)                                                   $  10.47
                                                                       ========





                             See accompanying notes.

                            Sierra Prime Income Fund

                  Notes to Statement of Assets and Liabilities

                                February 9, 1996

1.  ORGANIZATION

Sierra Prime Income Fund (the "Fund"), was organized as a Massachusetts business trust on October 4, 1995. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end non-diversified management investment company. The Board of Trustees has authorized the Fund to issue five million shares of Class A common stock. Two additional classes of common stock have been authorized for issue by the Board of Trustees. As of February 9, 1996, the Fund had not registered such classes for issue.

On February 6, 1996, the Fund sold 10,000 Class A shares at net asset value (the "Initial Shares") to Sierra Fund Administration Corporation ("Sierra Administration"), a wholly owned subsidiary of Great Western Financial Corporation.

The costs of organizing the Fund and registering its shares will be paid by Sierra Administration and reimbursed by the Fund at the time of the initial offering. The organization costs will be deferred and amortized on a straight line basis over a period of sixty months from the commencement of investment operations. If any of the Initial Shares are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by the pro rata share of the unamortized organization costs.

The Fund seeks to achieve its investment objective to provide a high level of current income, consistent with preservation of capital, by investing primarily in a portfolio of interests in floating or variable rate senior loans made primarily to U.S. corporations, partnerships and other entities.

2.  AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Management Agreement with Sierra Investment Advisors Corporation ("Sierra Advisors"), under which Sierra Advisors manages the investments of the Fund. For its services, Sierra Advisors receives a fee from the Fund at an annual rate of 0.95% of the average daily net assets of the Fund. Sierra Advisors has entered into an Investment Sub-Advisory Agreement with Van Kampen American Capital Management Inc. ("Van Kampen"). Van Kampen, under the supervision of Sierra Advisors, is responsible for selecting the investments to be made by the Fund, and monitoring the provisions of the investment agreements made between the Fund and the companies in which the Fund invests. For these services, Van Kampen receives a fee from Sierra Advisors at an annual rate of 0.475% of the average daily net assets of the Fund.

Sierra Administration has entered into a Fund Administration Agreement with the Fund, under which Sierra Administration manages the business affairs of the Fund. For its services, Sierra Administration receives a fee from the Fund at an annual rate of 0.35% of the average daily net assets of the Fund. Sierra Administration has delegated certain administration, custodian and accounting responsibilities to State Street Bank and Trust Company ("State Street"), and delegated certain transfer agency responsibilities to First Data Investor Services Group, Inc. ("FDISG"), a wholly owned subsidiary of First Data Corporation. Both State Street and FDISG receive compensation for services directly from Sierra Administration.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholder and Trustees
of Sierra Prime Income Fund

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Sierra Prime Income Fund (the "Fund") at February 9, 1996, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
February 12, 1996